UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018

TriLinc Global Impact Fund, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On February 2, 2018, TriLinc Global Impact Fund, LLC (the “Company”) sold 5,877,512 Class Z units of limited liability company interest for an aggregate offering price of $50 million to TriLinc Global Impact Fund Cayman Feeder, Ltd. (“TGIF Cayman”), an exempted company incorporated in the Cayman Islands and controlled by TriLinc Global, LLC, the Company’s sponsor. A Saudi Arabian sovereign wealth fund owns 100% of the economic interest in TGIF Cayman and invested $50 million in TGIF Cayman to fund investment in the Class Z units.

The Class Z units are distinct from the Company’s Class A, Class C, Class I, Class W and Class Y units because Class Z units are non-voting units, and the Company therefore considers the Class Z units to be a class of securities that is separate and distinct from the Company’s Class A, Class C, Class I, Class W and Class Y units. The Class Z units are not registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

In addition, from September 30, 2017 through February 2, 2018, the Company sold an aggregate of 1,277,786 units of Class A, Class C, Class I, Class W and Class Y units to accredited investors for an aggregate amount of $10,975,506 pursuant to an ongoing private placement. The aggregate underwriting compensation associated with the sales was $50,250.

All units described above were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

ITEM 8.01 OTHER EVENTS.

January Press Release

On February 5, 2018, the Company issued a press release to announce its investment activity for January 2017.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits

       The following Exhibit is filed as part of this report.

Exhibit 99.1	New Investment Press release of TriLinc Global Impact Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

February 6, 2018	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer